SUPPLEMENT TO PROSPECTUS OF

                              ENDEAVOR SERIES TRUST

                                DATED MAY 1, 2001



         Proposed Fund Conversions

         On February 5, 2002, the Board of Trustees of Endeavor Series Trust approved a proposal to convert Endeavor Money Market Portfolio, T. Rowe Price International Stock Portfolio, Capital Guardian Value Portfolio, Jennison Growth Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Janus Growth Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian Global Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor High Yield Portfolio and Endeavor Asset Allocation Portfolio (each an "Endeavor Portfolio" and collectively, the "Endeavor Portfolios") into newly formed corresponding series (the "AEGON/Transamerica Portfolios") of AEGON/Transamerica Series Fund, Inc. Each AEGON/Transamerica Portfolio has substantially identical investment objectives, investment strategies and risks as the corresponding Endeavor Portfolio. If the shareholders of an Endeavor Portfolio approve the proposal, that Endeavor Portfolio will liquidate by transferring substantially all of its assets to the corresponding AEGON/Transamerica Portfolio. Shareholders of each Endeavor Portfolio will receive shares of the corresponding AEGON/Transamerica Portfolio equal in value to their shares of the Endeavor Portfolio as of the date of the conversion, which is proposed to take place on or about April 30, 2002. Shareholders of record of each Endeavor Portfolio as of February 15, 2002 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 26, 2002. Shareholders of each Endeavor Portfolio will be mailed information detailing the proposal on or about February 28, 2002.



February 15, 2002

                           SUPPLEMENT TO PROSPECTUS OF

                              ENDEAVOR SERIES TRUST

                                DATED MAY 1, 2001



     The day-to-day investment management decisions for the equity portion of the Endeavor Asset Allocation Portfolio are made by William S. Auslander. Philip
A. Friedman is no longer a portfolio manager for the Endeavor Asset Allocation Portfolio.



February 15, 2002